UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
 ___________________

FORM 8-K
 ___________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

November 1, 2018
Date of Report (Date of earliest event reported)
 ___________________

CAPITAL ONE FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

___________________

Delaware	1-13300	54-1719854
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1680 Capital One Drive, McLean, Virginia	22102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 720-1000

(Former name or former address, if changed since last report)
(Not applicable)
 ___________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.
On November 1, 2018, the Board of Directors of Capital One Financial Corporation (the “Company”) declared a quarterly common stock dividend of $0.40 per share. The dividend is payable on November 23, 2018 to stockholders of record at the close of the business on November 12, 2018.
The Board of Directors also approved quarterly dividends on the Company’s 6.00% fixed-rate non-cumulative perpetual preferred stock, Series B, the Company’s 6.25% fixed-rate non-cumulative perpetual preferred stock, Series C, the Company’s 6.70% fixed-rate non-cumulative perpetual preferred stock, Series D, the Company’s 6.20% fixed-rate non-cumulative perpetual preferred stock, Series F, the Company’s 5.20% fixed-rate non-cumulative perpetual preferred stock, Series G, and the Company’s 6.00% fixed-rate non-cumulative perpetual preferred stock, Series H, as well as semi-annual dividends on the Company’s fixed-to-floating rate non-cumulative perpetual preferred stock, Series E. These dividends are payable on December 1, 2018 to stockholders of record at the close of business on November 16, 2018.
Based on these declarations, the Company will pay approximately $189 million in common stock dividends and approximately $80 million in total preferred stock dividends in the fourth quarter of 2018. Under the terms of the Company’s outstanding preferred stock, the Company’s ability to pay dividends on, make distributions with respect to, or to repurchase, redeem or acquire its common stock or any preferred stock ranking on parity with or junior to the preferred stock, is subject to restrictions in the event that the Company does not declare and either pay or set aside a sum sufficient for payment of dividends on the preferred stock for the immediately preceding dividend period.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL ONE FINANCIAL CORPORATION

Date:	November 6, 2018	By:	/s/	Timothy P. Golden
Timothy P. Golden
Controller and Principal Accounting Officer

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